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                                                                    Exhibit 99.3

                                VOTING AGREEMENT

     VOTING AGREEMENT (this "Agreement") entered into on this 3/rd/ day of February 2003, among SALANT CORPORATION, a Delaware corporation ("Target"), and each of the stockholders of PERRY ELLIS INTERNATIONAL, INC., a Florida corporation ("Parent"), signatory hereto (each, a "Stockholder" and, collectively, the "Stockholders"). Capitalized terms used and not specifically defined herein have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

                              W I T N E S S E T H:

     WHEREAS, Parent and Target, concurrently with the execution and delivery of this Agreement, are entering into that certain Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which, upon the terms and subject to the conditions set forth therein, a wholly owned subsidiary of Parent will be merged with and into Target (the "Merger"), and Target will be the surviving corporation in the Merger; and

     WHEREAS, each Stockholder is the record and/or beneficial owner of the number of outstanding shares of Parent Common Stock set forth opposite each such Stockholder's name on Schedule A hereto (with respect to each Stockholder, such Stockholder's "Existing Shares" and, together with all shares of Parent Common Stock which are acquired by such Stockholders after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Stockholder's "Shares").

     NOW, THEREFORE, in consideration of the execution of the Merger Agreement by the parties thereto and the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound hereby and thereby, the parties hereto agree as follows:

                                ARTICLE I VOTING

     1.1 Agreement to Vote. Each Stockholder hereby agrees, severally and not jointly, that it shall, and shall cause the holder of record on any applicable record date to, at the Parent Stockholders Meeting or at any adjournment or postponement thereof, (a) appear at such meeting or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum, and (b) vote or consent (or cause to be voted or consented), in person or by proxy, all of its Shares in favor of (i) the proposal to approve the issuance of Parent Common Stock pursuant to and upon the terms and subject to the conditions set forth in the Merger Agreement and (ii) any other matter submitted to a vote of the holders of Parent Common Stock at the Parent Stockholder Meeting necessary to consummate the Merger.

     1.2  No Ownership Interest. Nothing contained in this Agreement shall be

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deemed to vest in Target any direct or indirect ownership (or incidence of ownership), whether beneficial or otherwise, of or with respect to any Shares (or any interest therein).

     1.3 No Inconsistent Agreements. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, the Stockholder (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Shares, in either case, which is inconsistent with such Stockholder' s obligations pursuant to this Agreement.

     1.4 Limitations on Transfers. To the extent that any Stockholder shall directly or indirectly offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Shares or any interest therein, it shall be a condition thereof that prior to any such offer, sale, transfer, tender, pledge, encumbrance, assignment or other disposition (i) such Stockholder shall have given notice thereof to Target (whose consent shall not be required) and (ii) the proposed transferee shall execute and deliver to Target an appropriate instrument reasonably satisfactory to Target whereby such transferee agrees to observe and comply with this Agreement and with all obligations and restrictions imposed on Stockholders hereby.

         ARTICLE II REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

     Each Stockholder hereby, severally and not jointly, represents and warrants to Target as follows:

     2.1 Authorization; Validity of Agreement; Necessary Action. Such Stockholder has full power and authority to execute and deliver this Agreement and to perform such Stockholder's obligations hereunder. The execution, delivery and performance by such Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Target, constitutes a valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). If such Stockholder is married and any of such Stockholder's Shares constitute community property under applicable laws, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder's

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spouse. If this Agreement is being executed in a representative or fiduciary capacity, the individual or entity signing this Agreement has the full power and authority to enter into and perform this Agreement

     2.2 Non-Contravention. The execution, delivery and performance by such Stockholder of this Agreement do not and will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which such Stockholder is a party or by which such Stockholder (or any of its assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or affect such Stockholder's ability to perform such Stockholder's obligations hereunder.

     2.3 Shares. Such Stockholder's Existing Shares are, and all of its Shares from the date hereof through and on the date of the Parent Stockholders Meeting will be, owned beneficially by such Stockholder. As of the date hereof, such Stockholder's Existing Shares constitute all of the shares of Parent Common Stock owned of record or beneficially by such Stockholder. Such Stockholder has or will have the voting power, power of disposition, power to issue instructions with respect to the matter set forth in Section 1.1 hereof, and power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Existing Shares and with respect to all of such Stockholder's Shares on the date of the Parent Stockholder Meeting, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

              ARTICLE III REPRESENTATIONS AND WARRANTIES OF TARGET

     Target represents and warrants to each Stockholder as follows:

     3.1 Corporate Authorization. The execution, delivery and performance by Target of the transactions contemplated hereby are within the corporate powers of Target and have been duly authorized by all necessary corporate action.

     3.2 Binding Obligation. This Agreement has been duly executed and delivered by Target, and, assuming this Agreement constitutes a valid and binding obligation of each Stockholder, constitutes a valid and binding obligation of Target, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.3 Non-Contravention. The execution, delivery and performance by Target of this Agreement do not and will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Target is a party or by which Target (or any of its assets) is bound, except for any such breach, violation, conflict or default

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which, individually or in the aggregate, would not impair or affect Target's ability to perform its obligations hereunder.

                         ARTICLE IV GENERAL PROVISIONS

     4.1 Termination. This Agreement shall terminate and no party shall have any rights or duties hereunder upon the earlier to occur of (a) the Effective Time or (b) termination of the Merger Agreement pursuant to Section 7.1 thereof. Nothing in this Section 4.1 shall relieve or otherwise limit any party of liability for breach of this Agreement.

     4.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy or facsimile, upon confirmation of receipt, or (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

          if to TARGET to:

          Salant Corporation
          1114 Avenue of the Americas
          New York, New York 10036
          Fax: (212) 536-5870
          Attention: Chief Executive Officer

          with a copy (which shall not constitute notice hereunder) to:

          Pryor Cashman Sherman & Flynn LLP
          410 Park Avenue
          New York, NY 10022
          Tel: (212) 326-0133
          Fax: (212) 326-0806
          email: bhornick@pryorcashman.com
          Attention: Blake Hornick, Esq.

          If to the Stockholders party hereto:

          to the address set forth next to the name of such Stockholders on the signature pages hereof with a copy (which shall not constitute notice hereunder) to:

          Greenberg Traurig, LLP
          The MetLife Building
          200 Park Avenue

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          New York, NY 10166
          Tel: (212) 801-9200
          Fax: (212) 801-6400
          e-mail: neimethc@gtlaw.com
          Attention: Clifford E. Neimeth, Esq.

     4.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart. Signatures transmitted by facsimile or other comparable means shall be deemed an original.

     4.4 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida (without giving effect to choice of law principles thereof).

     4.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

     4.6 Assignment. Except as expressly provided in Section 1.4 hereof, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of all of the parties hereto. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns (including, in the case of an individual, any executors, administrators, estates or legal representatives of such individual).

     4.7 Consent to Jurisdiction. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Florida or any Florida state court in the event any dispute arises out of this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal court sitting in the State of Florida or a Florida state court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or any of the transactions

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contemplated by this Agreement in any Federal court located in the State of
Florida or any Florida state court, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     4.8 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

     4.9 Amendments. This Agreement may not be modified or amended, except upon the execution and delivery of a written agreement executed by the parties hereto.

     4.10 Certain Definitions. For purposes of this Agreement, (i) the term "beneficial ownership" (or any similar term) shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, and (ii) the term "Merger Agreement" shall include the Merger Agreement as amended from time to time.

     4.11 Action in Stockholder Capacity Only. Each representation, warranty, covenant and agreement made by a Stockholder hereunder is made in such Stockholder's capacity as a stockholder only, not as an officer or director of Parent. Nothing herein shall limit or affect any Stockholder's ability to take any action in his or her capacity as an officer or director of Parent.

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     IN WITNESS WHEREOF, each of the parties hereto has signed this Agreement or caused this Agreement to be signed by its respective officers thereunto duly authorized, all as of the date first written above.

                                      Target:



                                      SALANT CORPORATION


                                      By: /s/ Michael J. Setola
                                         ------------------------------------
                                      Name: Michael J. Setola
                                      Title: Chairman and Chief Executive
                                             Officer



                                      Stockholders:


                                      /s/George Feldenkreis
                                      ---------------------------------------
                                      GEORGE FELDENKREIS



                                      /s/Oscar Feldenkreis
                                      ---------------------------------------
                                      OSCAR FELDENKREIS



                                      GFX, INC., a Florida corporation


                                      By: /s/George Feldenkreis
                                         ------------------------------------
                                         GEORGE FELDENKREIS, President


                                      THE OSCAR FELDENKREIS FAMILY
                                      PARTNERSHIP LTD., a Florida limited
                                      partnership

                                      By: OSCAR FELDENKREIS
                                      INVESTMENT CORP., a Florida
                                      corporation, General Partner

                                      By: /s/Oscar Feldenkreis
                                         ------------------------------------
                                          OSCAR FELDENKREIS, President

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                                   Schedule A

--------------------------------------------------------------------------------
Address                                   Stockholder
--------------------------------------------------------------------------------
                                          GEORGE FELDENKREIS


                                          Number of shares of
                                          Parent Common Stock: 1,176,325
--------------------------------------------------------------------------------

                                          OSCAR FELDENKREIS


                                          Number of shares of
                                          Parent Common Stock: 1,123,288
--------------------------------------------------------------------------------

                                          GFX, INC.


                                          Number of shares of
                                          Parent Common Stock: 361,525
--------------------------------------------------------------------------------

                                          THE OSCAR FELDENKREIS FAMILY
                                          PARTNERSHIP LTD.


                                          Number of shares of
                                          Parent Common Stock: 83,690
--------------------------------------------------------------------------------